                                                                    Exhibit 31.1

                      NUTRITION MANAGEMENT SERVICES COMPANY
                           A PENNSYLVANIA CORPORATION
                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                            Section 302 Certification

I, Joseph Roberts, certify that:

      1. I have  reviewed  this  quarterly  report  on Form  10-Q  of  Nutrition
         Management Services Company;

      2. Based on my  knowledge,  this  quarterly  report  does not  contain any untrue  statement of a material  fact or omit to state a material  fact necessary to make the  statements  made, in light of the  circumstances under which such  statements  were made, not misleading with respect to the period covered by this quarterly report;

      3. Based on my knowledge,  the financial  statements,  and other financial information  included in this quarterly  report,  fairly present in all material  respects the financial  condition,  results of operations and cash flows of the  registrant as of, and for, the periods  presented in this quarterly report;

      4. The registrant's  other  certifying  officers and I are responsible for establishing  and  maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15e and 15d-15(e)) for the registrant and have:

         a) designed such  disclosure  controls and  procedures,  or caused such
            disclosure   controls  and  procedures  to  be  designed  under  our
            supervision,  to ensure that  material  information  relating to the registrant,  including its consolidated subsidiaries,  is made known to us by others  within  those  entities,  particularly  during  the period in which this quarterly report is being prepared;

         b) evaluated the effectiveness of the registrant's  disclosure controls and  procedures and presented in this report our  conclusions  about the effectiveness of the disclosure  controls and procedures,  as of the  end  of the  period  covered  by  this  report  based  on  such evaluation; and

         c) disclosed  in this  report any change in the  registrant's  internal
            control  over   financial   reporting   that  occurred   during  the
            registrant's   most  recent  fiscal   quarter  that  has  materially
            affected,   or  is  reasonably  likely  to  materially  affect,  the
            registrant's internal control over financial reporting; and

      5. The registrant's other certifying officers and I have disclosed,  based on our most  recent  evaluation  of  internal  control  over  financial reporting,  to the  registrant's  auditors  and the audit  committee of registrant's  board of directors (or persons  performing the equivalent functions):

         a) all significant  deficiencies and material  weaknesses in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the  registrant's  ability to record, process, summarize and report financial information; and

         b) any fraud,  whether or not  material,  that  involves  management or other  employees  who have a  significant  role in the  registrant's internal control over financial reporting.

Date:  May 15, 2007                       /s/ Joseph V. Roberts
                                          -------------------------
                                          Joseph V. Roberts
                                          Chairman of the Board and
                                          Chief Executive Officer